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                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:
    [ ] Preliminary Proxy Statement         [ ] Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
    [ ] Definitive Proxy Statement
    [X] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   Lance, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.
       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:

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       (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount Previously Paid:
                                  ----------------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------------
       (3) Filing Party:
                        --------------------------------------------------------
          (4) Date Filed:
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                                     [LOGO]

             PLEASE READ THE PROXY STATEMENT SUPPLEMENT ON REVERSE

We urge you to vote your shares by proxy even if you plan to attend the 2002 Annual Meeting of Stockholders. You can always change your vote at the meeting. There are three ways to vote your proxy:

-------------------------- ---------------------------------- ------------------
       BY TELEPHONE                   BY INTERNET                  BY MAIL

(Available only until       (Available only until              Mark, sign and
3:00 p.m. Eastern Daylight  3:00 p.m. Eastern Daylight         date your proxy
Time on April 24, 2002)     Time on April 24, 2002)            card and return
                                                               it in the postage
On a touch-tone telephone,  Access the internet                paid envelope.
call TOLL FREE              voting website at
(888) 216-1288, 24 hours    www.proxyvotenow.com/lnc.          If you are enter-
a day, 7 days a week. You   Enter the Control Number           ing instructions
will be asked to enter the  below and follow the instructions  by telephone or
Control Number below. Then  on your screen.                    Internet, please
follow the prerecorded                                         do not mail your
directions.                 You will incur only your usual     proxy card.
                            Internet charges.
-------------------------- ---------------------------------- ------------------

                                 CONTROL NUMBER




                   FOLD AND DETACH HERE AND READ REVERSE SIDE




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR PROPOSAL 2.

1. ELECTION OF DIRECTORS: Nominees are J.W. Disher (01), Scott C. Lea (02), Wilbur J. Prezzano (03), Robert V. Sisk (04) and David L. Burner (05).

         [ ] FOR               [ ] WITHHOLD              [ ] FOR ALL EXCEPT

     (INSTRUCTION: To withhold authority for any nominee, mark the "For All Except" box and write that nominee's name below.)

     ______________________________________________________________________

2.   RATIFICATION OF SELECTION OF KPMG LLP AS AUDITORS.

         [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


     ___________________________________
     Signature

     ___________________________________
     Signature (If held jointly)

     ___________________________________
     Date


     When signing as attorney, executor, administrator, trustee, guardian, officer, etc., give title as such.

                                   LANCE, INC.

                P. O. Box 32368, Charlotte, North Carolina 28232

                           PROXY STATEMENT SUPPLEMENT

     This Proxy Statement Supplement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of Lance, Inc. (the Company) to be held at its principal office, 8600 South Boulevard, Charlotte, North Carolina, at 2:00 p.m., local time, on Thursday, April 25, 2002. This Proxy Statement Supplement supplements the Company's Proxy Statement dated March 25, 2002. This Proxy Statement Supplement and attached proxy card are first being sent to the stockholders of the Company on or about April 5, 2002.

     At the meeting, five Directors will be elected. Four Directors will be elected to serve until the Annual Meeting of Stockholders in 2005, and one Director will be elected to serve until the Annual Meeting of the Stockholders in 2003. Robert V. Sisk, who has served as a member of the Board of Directors since 1990, is a nominee for election to serve until the Annual Meeting of Stockholders in 2005. Mr. Sisk, who is 66, has served as President of Piedmont Engineering Corp. (Piedmont) (industrial refrigeration systems), Charlotte, North Carolina, since 1965. On March 18, 2002, Piedmont filed a voluntary petition under Chapter 7 of the Federal Bankruptcy Code which is expected to result in the liquidation of Piedmont. Thereafter, Mr. Sisk would not be employed as President of Piedmont.

     The Board of Directors of the Company recommends a vote FOR all five of the nominees listed on the attached proxy card and named in the Proxy Statement dated March 25, 2002.

     If a stockholder wishes to change a vote on a proxy previously delivered, the attached proxy card may be signed, dated and returned in the enclosed envelope. A vote may also be changed by voting by telephone or by the Internet following the instructions on the reverse.

     Any proxy delivered in written form, by toll free telephone number or the Internet may be revoked by the person executing or delivering the proxy at any time before the authority thereby granted is exercised by written request addressed to Secretary, Lance, Inc., Box 32368, Charlotte, North Carolina 28232 or by attending the meeting and electing to vote in person.

     By order of the Board of Directors.           April 5, 2002




[LOGO]                             LANCE, INC.                             PROXY

        PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                   OF STOCKHOLDERS TO BE HELD APRIL 25, 2002

    The stockholder signing on the reverse hereby appoints Paul A. Stroup, III, Richard G. Tucker and B. Clyde Preslar and each of them, proxies, with full power of substitution, with the powers the stockholder would possess if personally present, to vote, as designated hereon, all shares of the $.83-1/3 par value Common Stock of the stockholder in Lance, Inc. at the Annual Meeting of Stockholders to be held on April 25, 2002, and at any adjournment thereof.

    THIS PROXY WILL BE VOTED AS SPECIFIED HEREON AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

    Receipt of Notice of Annual Meeting, Proxy Statement and Proxy Statement Supplement is hereby acknowledged.

    PLEASE DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

If your address has changed, please write your new address here:

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